Exhibit 10(u)

PROMISSORY NOTE

August 13, 2001

FOR VALUE RECEIVED, RADIANT ENERGY CORPORATION (the “Borrower”), a Canadian corporation having its principal business office at 40 Centre Drive, Orchard Park, New York, 14127, promises to pay, to or to the order of HARA ENTERPRISES LIMITED (the “Lender”), at its offices at 1 Balmoral Avenue, Suite 507, Toronto, Ontario, M4V 3B9, or as the Lender may otherwise direct the Principal Amount of the advances outstanding hereunder as recorded by the Lender in the column headed “Unpaid Principal Balance” on the schedule attached hereto (the “Grid”) and forming part of this Note and interest thereon as hereinafter set forth.

The Lender shall and is hereby unconditionally and absolutely authorized and directed by the Borrower to record on the Grid (i) the date and amount of each advance and the resulting increase in the unpaid Principal Amount outstanding hereunder, and (ii) the date and amount of each repayment on account of the Principal Amount paid to the Lender and the resulting decrease in the unpaid principal balance outstanding hereunder. Such notations, in the absence of manifest mathematical error, shall be prima facie evidence of such advances and repayments.

The Borrower promises to repay the Principal Amount of the advances outstanding hereunder at such times and in such amounts as are specified in the agreement dated August 13, 2001 between the Lender, Roxborough Holdings Limited, John M. Marsh and the Borrower (the “Credit Agreement”) and to pay interest on the unpaid principal amount hereof remaining from time to time outstanding, both before and after demand, default and judgment, at such interest rate and at such times as are specified in the Credit Agreement.

This Note is one of the Promissory Notes referred to in, and is entitled to the benefits of, the Credit Agreement. Terms defined in the Credit Agreement are used herein with the same meaning. The Credit Agreement, among other things, provides for acceleration of the maturity of the loans evidenced hereby upon the happening of certain stated events and also for the prepayment on account of the Principal Amount hereof.

This Note shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

RADIANT ENERGY CORPORATION
Per: _________________________________ Authorized Signing Officer

SCHEDULE – Page 1 of 1

This is the “Grid” referred to in, and forming part of, the Promissory Note dated as of August 13, 2001, to which this page is attached.

Date	Amount of Advance	Amount of Repayment	Unpaid Principal Balance	Recorded by

PROMISSORY NOTE

August 13, 2001

FOR VALUE RECEIVED, RADIANT ENERGY CORPORATION (the “Borrower”), a Canadian corporation having its principal business office at 40 Centre Drive, Orchard Park, New York, 14127, promises to pay, to or to the order of JOHN M. MARSH (the “Lender”), at its offices at Little Harbour 54 Sloop, R.R. #2, Cedar Crest, Port Colborne, Ontario, L3K 5V4, or as the Lender may otherwise direct the Principal Amount of the advances outstanding hereunder as recorded by the Lender in the column headed “Unpaid Principal Balance” on the schedule attached hereto (the “Grid”) and forming part of this Note and interest thereon as hereinafter set forth.

The Lender shall and is hereby unconditionally and absolutely authorized and directed by the Borrower to record on the Grid (i) the date and amount of each advance and the resulting increase in the unpaid Principal Amount outstanding hereunder, and (ii) the date and amount of each repayment on account of the Principal Amount paid to the Lender and the resulting decrease in the unpaid principal balance outstanding hereunder. Such notations, in the absence of manifest mathematical error, shall be prima facie evidence of such advances and repayments.

The Borrower promises to repay the Principal Amount of the advances outstanding hereunder at such times and in such amounts as are specified in the agreement dated August 13, 2001 between the Lender, Roxborough Holdings Limited, Hara Enterprises Limited and the Borrower (the “Credit Agreement”) and to pay interest on the unpaid principal amount hereof remaining from time to time outstanding, both before and after demand, default and judgment, at such interest rate and at such times as are specified in the Credit Agreement.

This Note is one of the Promissory Notes referred to in, and is entitled to the benefits of, the Credit Agreement. Terms defined in the Credit Agreement are used herein with the same meaning. The Credit Agreement, among other things, provides for acceleration of the maturity of the loans evidenced hereby upon the happening of certain stated events and also for the prepayment on account of the Principal Amount hereof.

This Note shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

RADIANT ENERGY CORPORATION
Per: _________________________________ Authorized Signing Officer

SCHEDULE – Page 1 of 1

This is the “Grid” referred to in, and forming part of, the Promissory Note dated as of August 13, 2001, to which this page is attached.

Date	Amount of Advance	Amount of Repayment	Unpaid Principal Balance	Recorded by

PROMISSORY NOTE

August 13, 2001

FOR VALUE RECEIVED, RADIANT ENERGY CORPORATION (the “Borrower”), a Canadian corporation having its principal business office at 40 Centre Drive, Orchard Park, New York, 14127, promises to pay, to or to the order of ROXBOROUGH HOLDINGS LIMITED (the “Lender”), at its offices at One First Canadian Place, Suite 6250, Toronto, Ontario, M5X 1C7, or as the Lender may otherwise direct the Principal Amount of the advances outstanding hereunder as recorded by the Lender in the column headed “Unpaid Principal Balance” on the schedule attached hereto (the “Grid”) and forming part of this Note and interest thereon as hereinafter set forth.

The Lender shall and is hereby unconditionally and absolutely authorized and directed by the Borrower to record on the Grid (i) the date and amount of each advance and the resulting increase in the unpaid Principal Amount outstanding hereunder, and (ii) the date and amount of each repayment on account of the Principal Amount paid to the Lender and the resulting decrease in the unpaid principal balance outstanding hereunder. Such notations, in the absence of manifest mathematical error, shall be prima facie evidence of such advances and repayments.

The Borrower promises to repay the Principal Amount of the advances outstanding hereunder at such times and in such amounts as are specified in the agreement dated August 13, 2001 between the Lender, Hara Enterprises Limited, John M. Marsh and the Borrower (the “Credit Agreement”) and to pay interest on the unpaid principal amount hereof remaining from time to time outstanding, both before and after demand, default and judgment, at such interest rate and at such times as are specified in the Credit Agreement.

This Note is one of the Promissory Notes referred to in, and is entitled to the benefits of, the Credit Agreement. Terms defined in the Credit Agreement are used herein with the same meaning. The Credit Agreement, among other things, provides for acceleration of the maturity of the loans evidenced hereby upon the happening of certain stated events and also for the prepayment on account of the Principal Amount hereof.

This Note shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

RADIANT ENERGY CORPORATION
Per: _________________________________ Authorized Signing Officer

SCHEDULE – Page 1 of 1

This is the “Grid” referred to in, and forming part of, the Promissory Note dated as of August 13, 2001, to which this page is attached.

Date	Amount of Advance	Amount of Repayment	Unpaid Principal Balance	Recorded by